UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2015

Date of reporting period:	9/30/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

ANNUAL REPORT • SEPTEMBER 30, 2015

Objective

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company and member SIPC. Jennison Associates (Jennison) is a registered investment adviser and a Prudential Financial company. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 16, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Small Company Fund, Inc., informative and useful. The report covers performance for the 12-month period that ended September 30, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Small Company Fund, Inc.

Prudential Jennison Small Company Fund, Inc.	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.16%	74.44%	107.98%	—
Class B	–1.90	68.32	91.91	—
Class C	–1.88	68.32	93.30	—
Class Q	–0.76	N/A	N/A	61.78% (11/29/10)
Class R	–1.35	72.76	103.19	—
Class Z	–0.95	76.83	112.86	—
Russell 2500™ Index	0.38	81.76	104.22	—
S&P SmallCap 600 Index	3.81	92.92	109.05	—
Lipper Small-Cap Core Funds Average	–0.77	68.55	84.18	—
Lipper Small-Cap Growth Funds Average*	2.77	79.74	97.85	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–6.60%	10.51%	6.99%	—
Class B	–5.82	10.84	6.74	—
Class C	–2.67	10.98	6.81	—
Class Q	–0.76	N/A	N/A	10.46% (11/29/10)
Class R	–1.35	11.56	7.35	—
Class Z	–0.95	12.08	7.85	—
Russell 2500 Index	0.38	12.69	7.40	—
S&P SmallCap 600 Index	3.81	14.04	7.65	—
Lipper Small-Cap Core Funds Average	–0.77	10.89	6.21	—
Lipper Small-Cap Growth Funds Average*	2.77	12.33	6.94	—

*Note: Although the Fund is classified by Lipper in its Small Growth Funds Performance Universe, the Small-Cap Core Funds Performance Universe was utilized for performance comparisons, because the Fund’s investment manager believes that the Small-Cap Core Funds Performance Universe provides a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (Without Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.16%	11.77%	7.60%	—
Class B	–1.90	10.98	6.74	—
Class C	–1.88	10.98	6.81	—
Class Q	–0.76	N/A	N/A	10.46% (11/29/10)
Class R	–1.35	11.56	7.35	—
Class Z	–0.95	12.08	7.85	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2005) and the account values at the end of the current fiscal year (September 30, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 2500 Index

The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The cumulative total return for the Index measured from the month-end closest to inception date for Class Q shares through 9/30/15 is 70.26%. The average annual total return for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is 11.64%.

S&P SmallCap 600 Index

The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company US common stocks that cover all industry sectors. The cumulative total return for the Index measured from the month-end closest to inception date for Class Q shares through 9/30/15 is 78.68%. The average annual total return for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is 12.76%.

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Lipper Small-Cap Core Funds Average

The Lipper Small-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. The cumulative total return for the Average measured from the month-end closest to inception date for Class Q shares through 9/30/15 is 57.04%. The average annual total return for the Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is 9.68%.

Lipper Small-Cap Growth Funds Average

The Lipper Small-Cap Growth Funds Average (Lipper Average) are Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have above-average characteristics compared to the S&P Small-Cap 600 Index. The cumulative total return for the Average measured from the month-end closest to inception date for Class Q shares through 9/30/15 is 65.07%. The average annual total return for the Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 is 10.82%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Averages are measured from the closest month-end to the inception date for Class Q shares, and not from the Class’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/15
Vantiv, Inc. (Class A Stock), IT Services	2.3%
Vail Resorts, Inc., Hotels, Restaurants & Leisure	2.1
Signature Bank, Banks	2.0
Symetra Financial Corp., Insurance	2.0
Qlik Technologies, Inc., Software	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/15
Banks	11.5%
Real Estate Investment Trusts (REITs)	8.7
Health Care Providers & Services	7.5
Specialty Retail	5.9
Insurance	5.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Small Company Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Small Company Fund’s Class A shares returned –1.16% in the 12 months ended September 30, 2015, trailing the 0.38% gain of the Russell 2500 Index (the Index), the –0.77% return of the Lipper Small-Cap Core Funds Average, and the 2.77% gain of the Lipper Small-Cap Growth Funds Average.

In the Index, there was extreme dispersion among sector performance. Health care generated a double-digit gain. Energy declined the most, dropping more than 50%. Telecommunications services, materials, and industrials also lost ground.

In the Fund, information technology and financials posted the largest gains and contributed most to relative performance. Stock selection was a source of relative weakness in the consumer sectors. Relative results in utilities were hurt by stock selection as well as an underweight stance, while stock selection in industrials detracted, but the loss was mitigated by its underweight.

What was the market environment?

Weak energy prices, a strong US dollar, and slowing economic growth in China were key influences on the global economic landscape in the 12 months. The Federal Reserve ended its quantitative-easing program, signaling confidence in the health of US economic activity and labor market conditions. China’s growth continued to slow despite stimulus measures, easing in lending markets, and the devaluation of the yuan. Europe struggled, unsuccessfully, to avert Greece’s looming default even as the country’s new government called for less economic austerity. Tensions between Russia and Ukraine remained elevated. Brazil flirted with recession. Japan showed little economic improvement, although investors hoped a weaker yen would boost exports. These challenges, combined with uncertainty about the timing of anticipated monetary tightening in the US, contributed to continued volatility in global financial markets.

Which holdings made the largest positive contributions to the Fund’s return?

Health care holdings, including Kythera Biopharmaceuticals, Receptos, and Centene, were key positive contributors.

•

Investors seemed increasingly positive on the prospects for Kythera’s fat reduction treatment Kybella. Jennison believes that this will benefit the long-term market opportunity for this first-in-class product.

•	Receptos is a biopharmaceutical company developing therapeutic candidates for the treatment of immune and metabolic diseases. Celgene announced it would buy the company for a significant premium.

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•

Centene focuses on serving people who receive health care through publicly sponsored programs. Its earnings growth was driven by new contracts in new areas, and impressive cost control. Jennison thinks it will continue to benefit from outsized growth from Medicaid expansion and its push into new areas of complex care.

In information technology, Global Payments and Vantiv made strong advances.

•	See “Comments on Largest Holdings” below for discussion of Vantiv.

•

Shares of Global Payments reached an all-time high, rising on strong earnings. Jennison thinks operating margins will continue to expand both domestically and internationally and that recent acquisitions can be leveraged across its global platform.

Financials position Symetra Financial was also a standout and is discussed in “Comments on Largest Holdings” below.

Which holdings detracted most from the Fund’s return?

Energy positions dominated the Fund’s largest detractors, falling in tandem with substantial declines in the price of oil and subsequent concerns over production and servicing activity.

•	Rosetta Resources, an onshore producer with assets primarily in southern Texas, was eliminated during the period.

•

SemGroup is primarily focused on the gathering, transportation, storage, distribution, marketing, and other midstream services to mid-continental and Rocky Mountain independent oil and gas producers and refiners. Shares performed poorly mostly due to weakness in yield generating companies in general as well as fears over oil prices and declining volumes. Jennison believes the company is attractively valued and likes its pipeline of projects.

•

Jennison thinks that Whiting Petroleum’s outlook for 2015 is positive given expectations for an expanded production base, an adequate balance sheet, drilling high-grading potential, and stable operating expenses.

In health care, Air Methods lost ground.

•

Shares of Air Methods were hurt by weather-related impact to volumes, payer mix, and collection rates. Jennison still believes that the company is strong in volume growth, pricing power, and cash flow.

Prudential Jennison Small Company Fund, Inc.	7

Strategy and Performance Overview (continued)

Consumer discretionary position Deckers Outdoor drove sector underperformance.

•

Deckers, the maker of UGG boots, missed earnings expectations and cut its outlook earlier in the period. Jennison thinks its current valuation is appropriate given longer term earnings growth potential and continued progression towards profit margin expansion. Jennison continues to believe that there is strong demand for the product in a more diversified business model than in the past.

Were there significant changes to the portfolio?

The Fund’s weightings in consumer discretionary, information technology, and financials increased, while its weightings in energy and industrials decreased. Relative to the Index, the Fund finished the fiscal year overweight financials, health care, and telecom services and underweight energy, utilities, and materials.

Positions initiated in the period include Lifepoint Health, CDW, and Polyone. Positions eliminated include Rosetta Resources, Pacira Pharmaceuticals, and Reliance Steel.

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Comments on Largest Holdings

2.3%	Vantiv, Inc., IT Services

Vantiv’s better-than-expected results were driven mostly by organic growth in merchant services. Jennison believes that both the e-commerce and merchant bank channel have long runways for growth and that Vantiv’s scale and efficient technology platform should support strong profitability.

2.1%	Vail Resorts, Inc., Hotels, Restaurants, & Leisure

Jennison likes Vail Resorts’ ability to drive growth through its season pass program and new marketing initiatives, both of which benefit from the company’s acquisition of additional properties for its system. This generates strong free cash flow, which Vail can use for further acquisitions, reinvestment into existing properties, and to pay a reasonable and growing dividend.

2.0%	Signature Bank, Banks

Jennison views Signature Bank as having superior growth characteristics and likes its improving net interest margins.

2.0%	Symetra Financial Corp., Insurance

Shares of Symetra Financial soared when Sumimoto Life Insurance announced it would buy the company at a premium.

2.0%	Qlik Technologies, Inc., Software

Qlik’s quarterly revenue and earnings easily surpassed analyst expectations. It successfully launched QlikSense, and is starting to get material traction with both new and existing customers, which Jennison thinks will continue. Furthermore, it is viewed as a potentially attractive acquisition candidate given its new product opportunity and relatively high growth in a high profile part of software.

Prudential Jennison Small Company Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2015, at the beginning of the period, and held through the six-month period ended September 30, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,004.30	1.13%	$5.68
	Hypothetical	$1,000.00	$1,019.40	1.13%	$5.72

Class B	Actual	$1,000.00	$1,001.00	1.83%	$9.18
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class C	Actual	$1,000.00	$1,001.00	1.83%	$9.18
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class Q	Actual	$1,000.00	$1,007.20	0.69%	$3.47
	Hypothetical	$1,000.00	$1,021.61	0.69%	$3.50

Class R	Actual	$1,000.00	$1,003.30	1.33%	$6.68
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73

Class Z	Actual	$1,000.00	$1,006.10	0.83%	$4.17
	Hypothetical	$1,000.00	$1,020.91	0.83%	$4.20

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2015, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Small Company Fund, Inc.	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended September 30, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.13%	1.13%
B	1.83	1.83
C	1.83	1.83
Q	0.69	0.69
R	1.58	1.33
Z	0.83	0.83

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 95.8%

COMMON STOCKS 95.8%

Aerospace & Defense 0.7%
Curtiss-Wright Corp.	350,395	$21,871,656

Airlines 1.1%
Spirit Airlines, Inc.*	767,663	36,310,460

Auto Components 0.2%
Dorman Products, Inc.*	135,125	6,876,511

Banks 11.5%
Bank of the Ozarks, Inc.	724,472	31,702,895
BankUnited, Inc.	923,222	33,005,187
BOK Financial Corp.(a)	492,942	31,898,277
Columbia Banking System, Inc.	1,430,751	44,653,739
East West Bancorp, Inc.	1,330,909	51,133,524
First Republic Bank	463,437	29,089,940
Investors Bancorp, Inc.	1,616,654	19,949,510
Pinnacle Financial Partners, Inc.	720,039	35,577,127
Signature Bank*	484,288	66,618,657
Wintrust Financial Corp.	617,307	32,982,713

		376,611,569

Biotechnology 4.0%
ACADIA Pharmaceuticals, Inc.*(a)	395,530	13,080,177
Amicus Therapeutics, Inc.*(a)	961,109	13,445,915
Flexion Therapeutics, Inc.*(a)	955,326	14,196,144
KYTHERA Biopharmaceuticals, Inc.*	700,829	52,548,158
Otonomy, Inc.*(a)	533,187	9,496,061
OvaScience, Inc.*(a)	480,202	4,076,915
Radius Health, Inc.*	131,160	9,090,700
Zafgen, Inc.*(a)	470,401	15,029,312

		130,963,382

Building Products 1.1%
Caesarstone Sdot-Yam Ltd. (Israel)	236,935	7,202,824
Owens Corning	708,878	29,709,077

		36,911,901

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Capital Markets 1.0%
Artisan Partners Asset Management, Inc. (Class A Stock)(a)	353,648	$12,459,019
Moelis & Co. (Class A Stock)	787,719	20,685,501

		33,144,520

Chemicals 1.7%
Axalta Coating Systems Ltd.*	413,773	10,485,008
Ferro Corp.*	1,327,976	14,541,337
PolyOne Corp.	1,060,932	31,127,745

		56,154,090

Commercial Services & Supplies 1.9%
Mobile Mini, Inc.	1,362,298	41,945,156
West Corp.	848,568	19,007,923

		60,953,079

Communications Equipment 0.5%
CommScope Holding Co., Inc.*	555,734	16,688,692

Construction & Engineering 0.5%
Great Lakes Dredge & Dock Corp.*	3,295,466	16,609,149

Construction Materials 0.9%
Summit Materials, Inc. (Class A Stock)*	1,570,164	29,471,978

Containers & Packaging 0.5%
Bemis Co., Inc.	402,365	15,921,583

Diversified Consumer Services 0.5%
Houghton Mifflin Harcourt Co.*(a)	857,116	17,408,026

Diversified Telecommunication Services 1.8%
Cogent Communications Holdings, Inc.(a)	231,566	6,289,333
Frontier Communications Corp.	8,905,267	42,300,018
ORBCOMM, Inc.*	1,954,979	10,908,783

		59,498,134

Electric Utilities 0.5%
Westar Energy, Inc.	449,755	17,288,582

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components 2.0%
Anixter International, Inc.*	252,668	$14,599,157
CDW Corp.	943,691	38,559,214
FEI Co.	166,233	12,141,658

		65,300,029

Energy Equipment & Services 0.4%
Dril-Quip, Inc.*	210,359	12,247,101

Food & Staples Retailing 1.1%
Sprouts Farmers Market, Inc.*(a)	1,676,482	35,373,770

Food Products 2.5%
Adecoagro SA (Luxembourg)*	3,199,426	25,467,431
Darling Ingredients, Inc.*	1,662,826	18,690,164
Hain Celestial Group, Inc. (The)*	623,789	32,187,513
SunOpta, Inc. (Canada)*(a)	1,350,962	6,565,675

		82,910,783

Health Care Equipment & Supplies 0.1%
Glaukos Corp.*(a)	46,146	1,116,272
Nevro Corp.*(a)	52,193	2,421,233
Penumbra Inc*	20,530	823,253

		4,360,758

Health Care Providers & Services 7.5%
Air Methods Corp.*(a)	924,826	31,527,318
Amsurg Corp.*	675,025	52,456,193
Centene Corp.*	211,270	11,457,172
Envision Healthcare Holdings, Inc.*	805,877	29,648,215
LifePoint Health, Inc.*	571,747	40,536,862
Molina Healthcare, Inc.*(a)	724,145	49,857,383
Team Health Holdings, Inc.*	580,252	31,351,016

		246,834,159

Hotels, Restaurants & Leisure 4.6%
Bloomin’ Brands, Inc.	943,689	17,156,266
Pinnacle Entertainment, Inc.*	1,019,841	34,511,419
Texas Roadhouse, Inc.	773,665	28,780,338
Vail Resorts, Inc.	671,676	70,311,044

		150,759,067

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers 0.4%
NRG Yield, Inc. (Class A Stock)	506,335	$5,645,635
NRG Yield, Inc. (Class C Stock)(a)	663,963	7,708,611

		13,354,246

Insurance 5.7%
Symetra Financial Corp.	2,101,661	66,496,554
Validus Holdings Ltd.	436,919	19,691,940
W.R. Berkley Corp.	638,995	34,742,158
White Mountains Insurance Group Ltd.	86,181	64,403,061

		185,333,713

Internet & Catalog Retail 0.3%
Wayfair, Inc. (Class A Stock)*(a)	248,252	8,703,715

Internet Software & Services 1.3%
Cornerstone OnDemand, Inc.*(a)	700,904	23,129,832
Dealertrack Technologies, Inc.*	324,951	20,523,905

		43,653,737

IT Services 4.2%
Global Payments, Inc.	541,612	62,139,145
Vantiv, Inc. (Class A Stock)*	1,651,837	74,200,518

		136,339,663

Life Sciences Tools & Services
Fluidigm Corp.*(a)	157,966	1,281,104

Machinery 2.0%
Barnes Group, Inc.	380,961	13,733,644
NN, Inc.	1,459,928	27,008,668
Rexnord Corp.*	1,046,048	17,761,895
WABCO Holdings, Inc.*	69,031	7,236,520

		65,740,727

Media 1.5%
Cinemark Holdings, Inc.	1,484,538	48,232,640

Multi-Utilities 0.6%
Alliant Energy Corp.	333,346	19,497,407

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 3.2%
Cheniere Energy Partners LP Holdings LLC(a)	1,475,428	$28,047,886
PDC Energy, Inc.*(a)	513,946	27,244,277
SemGroup Corp. (Class A Stock)	563,703	24,374,518
Tallgrass Energy GP LP	966,418	19,202,726
Whiting Petroleum Corp.*	359,599	5,491,077

		104,360,484

Pharmaceuticals 2.0%
Aerie Pharmaceuticals, Inc.*(a)	994,553	17,643,370
Aratana Therapeutics, Inc.*	1,837,445	15,544,785
Dermira, Inc.*	189,380	4,420,129
Intersect ENT, Inc.*	1,169,529	27,366,979

		64,975,263

Professional Services 1.7%
CEB, Inc.	364,178	24,887,925
Korn/Ferry International	924,977	30,588,989

		55,476,914

Real Estate Investment Trusts (REITs) 8.7%
Capstead Mortgage Corp.	1,927,461	19,062,589
Chatham Lodging Trust	1,380,660	29,656,577
Chimera Investment Corp.	1,048,071	14,012,709
Colony Capital, Inc. (Class A Stock)	1,937,163	37,890,908
Hersha Hospitality Trust	2,037,191	46,162,748
MFA Financial, Inc.	6,408,929	43,644,807
National Storage Affiliates Trust	1,408,579	19,086,245
Pebblebrook Hotel Trust	768,135	27,230,386
QTS Realty Trust, Inc. (Class A Stock)	555,567	24,272,722
Summit Hotel Properties, Inc.	2,025,622	23,639,009

		284,658,700

Real Estate Management & Development 1.6%
Forest City Enterprises, Inc. (Class A Stock)*	2,530,429	50,937,536

Road & Rail 0.2%
Heartland Express, Inc.	345,009	6,879,479

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 2.1%
Cavium, Inc.*	654,843	$40,187,715
M/A-COM Technology Solutions Holdings, Inc.*(a)	573,869	16,636,462
Semtech Corp.*	769,852	11,624,765

		68,448,942

Software 5.0%
Fortinet, Inc.*	149,014	6,330,115
Paycom Software, Inc.*(a)	643,938	23,123,813
Qlik Technologies, Inc.*	1,777,534	64,791,114
SolarWinds, Inc.*	1,561,007	61,253,915
Varonis Systems, Inc.*(a)	499,491	7,782,070

		163,281,027

Specialty Retail 5.9%
DavidsTea, Inc. (Canada)*(a)	526,489	8,244,818
DSW, Inc. (Class A Stock)	1,894,088	47,939,367
Five Below, Inc.*(a)	296,128	9,943,978
Mattress Firm Holding Corp.*(a)	855,323	35,718,288
Party City Holdco, Inc.*(a)	229,705	3,668,389
Restoration Hardware Holdings, Inc.*(a)	293,751	27,409,906
Ulta Salon Cosmetics & Fragrance, Inc.*	359,060	58,652,451

		191,577,197

Textiles, Apparel & Luxury Goods 2.2%
Deckers Outdoor Corp.*(a)	405,473	23,541,762
G-III Apparel Group Ltd.*	597,137	36,819,468
Kate Spade & Co.*	539,682	10,313,323

		70,674,553

Thrifts & Mortgage Finance 0.3%
Provident Financial Services, Inc.	592,808	11,559,756

Trading Companies & Distributors 0.3%
Univar, Inc.*	510,465	9,264,940

TOTAL COMMON STOCKS (cost $2,791,309,175)		3,134,700,722

See Notes to Financial Statements.

18

Description	Units	Value (Note 1)
WARRANTS*

Oil, Gas & Consumable Fuels
Magnum Hunter Resources Corp., expiring 04/15/16 (original cost $—, purchased 09/12/13)(a)(b)(c) (cost $—)	8,265	$—

TOTAL LONG-TERM INVESTMENTS (cost $2,791,309,175)		3,134,700,722

	Shares
SHORT-TERM INVESTMENT 13.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $425,812,605; includes $286,162,576 of cash collateral for securities on loan) (Note 3)(d)(e)	425,812,605	425,812,605

TOTAL INVESTMENTS 108.8% (cost $3,217,121,780) (Note 5)		3,560,513,327
Liabilities in excess of other assets (8.8)%		(287,995,685)

NET ASSETS 100.0%		$3,272,517,642

The following abbreviation is used in the annual report:

OTC—Over-the-counter

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $284,758,076; cash collateral of $286,162,576 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance.
(b)	Indicates a security that has been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the original cost of the restricted security is $0. The value of $0 is 0.0% of net assets.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	19

Portfolio of Investments

as of September 30, 2015 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$21,871,656	$—	$—
Airlines	36,310,460	—	—
Auto Components	6,876,511	—	—
Banks	376,611,569	—	—
Biotechnology	130,963,382	—	—
Building Products	36,911,901	—	—
Capital Markets	33,144,520	—	—
Chemicals	56,154,090	—	—
Commercial Services & Supplies	60,953,079	—	—
Communications Equipment	16,688,692	—	—
Construction & Engineering	16,609,149	—	—
Construction Materials	29,471,978	—	—
Containers & Packaging	15,921,583	—	—
Diversified Consumer Services	17,408,026	—	—
Diversified Telecommunication Services	59,498,134	—	—
Electric Utilities	17,288,582	—	—
Electronic Equipment, Instruments & Components	65,300,029	—	—
Energy Equipment & Services	12,247,101	—	—
Food & Staples Retailing	35,373,770	—	—
Food Products	82,910,783	—	—
Health Care Equipment & Supplies	4,360,758	—	—
Health Care Providers & Services	246,834,159	—	—
Hotels, Restaurants & Leisure	150,759,067	—	—
Independent Power & Renewable Electricity Producers	13,354,246	—	—
Insurance	185,333,713	—	—
Internet & Catalog Retail	8,703,715	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Common Stocks (continued)
Internet Software & Services	$43,653,737	$—	$—
IT Services	136,339,663	—	—
Life Sciences Tools & Services	1,281,104	—	—
Machinery	65,740,727	—	—
Media	48,232,640	—	—
Multi-Utilities	19,497,407	—	—
Oil, Gas & Consumable Fuels	104,360,484	—	—
Pharmaceuticals	64,975,263	—	—
Professional Services	55,476,914	—	—
Real Estate Investment Trusts (REITs)	284,658,700	—	—
Real Estate Management & Development	50,937,536	—	—
Road & Rail	6,879,479	—	—
Semiconductors & Semiconductor Equipment	68,448,942	—	—
Software	163,281,027	—	—
Specialty Retail	191,577,197	—	—
Textiles, Apparel & Luxury Goods	70,674,553	—	—
Thrifts & Mortgage Finance	11,559,756	—	—
Trading Companies & Distributors	9,264,940	—	—
Warrants
Oil, Gas & Consumable Fuels	—	—	—
Affiliated Money Market Mutual Fund	425,812,605	—	—

Total	$3,560,513,327	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2015 were as follows (Unaudited):

Affiliated Money Market Mutual Fund (including 8.7% of collateral for securities on loan)	13.0%
Banks	11.5
Real Estate Investment Trusts (REITs)	8.7
Health Care Providers & Services	7.5
Specialty Retail	5.9
Insurance	5.7
Software	5.0
Hotels, Restaurants & Leisure	4.6
IT Services	4.2
Biotechnology	4.0
Oil, Gas & Consumable Fuels	3.2
Food Products	2.5
Textiles, Apparel & Luxury Goods	2.2
Semiconductors & Semiconductor Equipment	2.1
Machinery	2.0
Electronic Equipment, Instruments & Components	2.0
Pharmaceuticals	2.0
Commercial Services & Supplies	1.9
Diversified Telecommunication Services	1.8
Chemicals	1.7
Professional Services	1.7
Real Estate Management & Development	1.6
Media	1.5
Internet Software & Services	1.3
Building Products	1.1
Airlines	1.1
Food & Staples Retailing	1.1
Capital Markets	1.0
Construction Materials	0.9
Aerospace & Defense	0.7

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	21

Portfolio of Investments

as of September 30, 2015 continued

Multi-Utilities	0.6%
Diversified Consumer Services	0.5
Electric Utilities	0.5
Communications Equipment	0.5
Construction & Engineering	0.5
Containers & Packaging	0.5
Independent Power & Renewable Electricity Producers	0.4
Energy Equipment & Services	0.4
Thrifts & Mortgage Finance	0.3
Trading Companies & Distributors	0.3
Internet & Catalog Retail	0.3
Road & Rail	0.2
Auto Components	0.2
Health Care Equipment & Supplies	0.1

108.8
Liabilities in excess of other assets	(8.8)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk.

There was no effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations

See Notes to Financial Statements.

22

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2015

Prudential Jennison Small Company Fund, Inc.

Statement of Assets & Liabilities

as of September 30, 2015

Assets
Investments at value, including securities on loan of $284,758,076:
Unaffiliated investments (cost $2,791,309,175)	$3,134,700,722
Affiliated investments (cost $425,812,605)	425,812,605
Dividends receivable	5,344,132
Receivable for Fund shares sold	3,146,676
Receivable for investments sold	2,186,925
Prepaid expenses	37,388

Total assets	3,571,228,448

Liabilities
Payable to broker for collateral for securities on loan	286,162,576
Payable for Fund shares reacquired	5,152,177
Payable for investments purchased	3,644,879
Management fee payable	1,886,696
Accrued expenses	909,070
Payable to custodian	416,199
Distribution fee payable	403,431
Affiliated transfer agent fee payable	132,676
Deferred directors’ fees	3,102

Total liabilities	298,710,806

Net Assets	$3,272,517,642

Net assets were comprised of:
Common stock, at par	$1,359,799
Paid-in capital in excess of par	2,542,736,972

2,544,096,771
Undistributed net investment income	12,162,675
Accumulated net realized gain on investment transactions	372,866,649
Net unrealized appreciation on investments	343,391,547

Net assets, September 30, 2015	$3,272,517,642

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share
($830,116,166 ÷ 34,941,850 shares of common stock issued and outstanding)	$23.76
Maximum sales charge (5.50% of offering price)	1.38

Maximum offering price to public	$25.14

Class B
Net asset value, offering price and redemption price per share
($11,565,792 ÷ 738,861 shares of common stock issued and outstanding)	$15.65

Class C
Net asset value, offering price and redemption price per share
($128,021,649 ÷ 8,094,753 shares of common stock issued and outstanding)	$15.82

Class Q
Net asset value, offering price and redemption price per share
($546,770,660 ÷ 21,989,097 shares of common stock issued and outstanding)	$24.87

Class R
Net asset value, offering price and redemption price per share
($153,606,126 ÷ 6,590,631 shares of common stock issued and outstanding)	$23.31

Class Z
Net asset value, offering price and redemption price per share
($1,602,437,249 ÷ 63,624,703 shares of common stock issued and outstanding)	$25.19

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	25

Statement of Operations

Year Ended September 30, 2015

Net Investment Income
Income
Unaffiliated dividend income	$46,792,283
Affiliated income from securities lending, net	1,192,790
Affiliated dividend income	219,482

Total income	48,204,555

Expenses
Management fee	22,774,249
Distribution fee—Class A	2,832,897
Distribution fee—Class B	140,147
Distribution fee—Class C	1,354,044
Distribution fee—Class R	648,348
Transfer agent’s fees and expenses (including affiliated expense of $620,100)	4,124,000
Custodian and accounting fees	375,000
Shareholders’ reports	254,000
Registration fees	116,000
Directors’ fees	74,000
Insurance expenses	39,000
Legal fees and expenses	34,000
Audit fee	23,000
Miscellaneous	25,503

Total expenses	32,814,188
Less: Distribution fee waiver—Class R	(216,122)

Net expenses	32,598,066

Net investment income	15,606,489

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	396,419,467
Net change in unrealized appreciation (depreciation) on investments	(462,185,753)

Net loss on investment transactions	(65,766,286)

Net Decrease In Net Assets Resulting From Operations	$(50,159,797)

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$15,606,489	$13,589,634
Net realized gain on investment transactions	396,419,467	485,484,376
Net change in unrealized appreciation (depreciation) on investments	(462,185,753)	(166,562,716)

Net increase (decrease) in net assets resulting from operations	(50,159,797)	332,511,294

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(2,045,046)	(3,309,733)
Class Q	(2,962,121)	(2,814,328)
Class R	(16,046)	(78,847)
Class Z	(7,954,712)	(8,318,702)

	(12,977,925)	(14,521,610)

Distributions from net realized gains
Class A	(135,076,974)	(96,924,119)
Class B	(2,939,694)	(2,098,371)
Class C	(26,129,337)	(14,613,834)
Class Q	(65,034,369)	(35,418,382)
Class R	(7,008,711)	(5,379,089)
Class X	—	(7,738)
Class Z	(227,587,816)	(129,777,918)

	(463,776,901)	(284,219,451)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,085,493,731	816,880,384
Net asset value of shares issued in merger (Note 8)	160,830,928	—
Net asset value of shares issued in reinvestment of dividends and distributions	439,350,224	268,160,297
Cost of shares reacquired	(986,946,254)	(1,221,257,743)

Net increase (decrease) in net assets from Fund share transactions	698,728,629	(136,217,062)

Total increase (decrease)	171,814,006	(102,446,829)

Net Assets:
Beginning of year	3,100,703,636	3,203,150,465

End of year(a)	$3,272,517,642	$3,100,703,636

(a) Includes undistributed net investment income of:	$12,162,675	$12,752,761

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

Prudential Jennison Small Company Fund, Inc. (the “Fund”) is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The investment objective of the Fund is to achieve capital growth.

Effective June 5, 2015, the Target Small Capitalization Growth Portfolio of The Target Portfolio Trust, merged into the Fund.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options that are traded on a national securities exchange are valued

28

at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser

30

under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the

Prudential Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

continued

conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

32

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70% of the average daily net assets of the Fund up to $1 billion and .65% of the average daily net assets of the Fund in excess of $1 billion. The effective

Prudential Jennison Small Company Fund, Inc.	33

Notes to Financial Statements

continued

management fee rate was .66% of the average daily net assets of the Fund for the year ended September 30, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. Formerly through April 11, 2014, the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which together with PIMS, served as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. For the year ended September 30, 2015, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prior to the final conversion of Class X shares, Management received the maximum allowable amount of sales charges for Class X shares in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager were contributed back into the Fund and included in the Financial Highlights as a contribution to capital.

PIMS has advised the Fund that it received $517,122 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2015. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2015, it received $325, $11,683 and $4,928 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

34

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the year ended September 30, 2015, PIM was compensated approximately $355,800 for these services.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2015 were $1,689,795,590 and $1,685,889,128, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par. For the year ended September 30, 2015, the adjustments were to decrease undistributed net investment income by $3,218,650, decrease accumulated net realized gain on investment transactions by $3,656,151 and increase paid in capital in excess of par by $6,874,801 due to tax attributes relating to the reorganization, distribution reclass, non taxable distributions received and other book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended September 30, 2015, the tax character of dividends paid by the Fund were $21,425,152 of ordinary income and $455,329,674 of long-term capital

Prudential Jennison Small Company Fund, Inc.	35

Notes to Financial Statements

continued

gains. For the year ended September 30, 2014, the tax character of dividends paid were $33,901,444 of ordinary income and $264,839,617 of long-term capital gains.

As of September 30, 2015, the accumulated undistributed earnings on a tax basis were $46,951,257 of ordinary income and $342,621,231 of long-term capital gain. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2015 were as follows:

Tax Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$3,221,661,843	$684,143,250	$(345,291,766)	$338,851,484

The difference between book basis and tax basis was primarily due to deferred losses on wash sales and other book to tax differences.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class B shares are closed to new purchases. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset

36

value. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.25 billion shares of common stock authorized, $.01 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class M, Class Q, Class R, Class X and Class Z shares, each of which consists of 300 million, 75 million, 100 million, 25 million, 225 million, 225 million, 25 million and 275 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2015:
Shares sold	7,633,497	$201,228,622
Shares issued in reinvestment of dividends and distributions	5,058,188	126,606,445
Shares reacquired	(10,958,629)	(291,151,560)

Net increase (decrease) in shares outstanding before conversion	1,733,056	36,683,507
Shares issued upon conversion from other share class(es)	122,379	3,256,721
Shares reacquired upon conversion into other share class(es)	(1,493,982)	(41,358,645)

Net increase (decrease) in shares outstanding	361,453	$(1,418,417)

Year ended September 30, 2014:
Shares sold	6,238,788	$174,515,618
Shares issued in reinvestment of dividends and distributions	3,375,950	89,530,195
Shares reacquired	(13,636,079)	(380,835,582)

Net increase (decrease) in shares outstanding before conversion	(4,021,341)	(116,789,769)
Shares issued upon conversion from other share class(es)	198,206	5,599,527
Shares reacquired upon conversion into other share class(es)	(1,293,601)	(36,990,175)

Net increase (decrease) in shares outstanding	(5,116,736)	$(148,180,417)

Prudential Jennison Small Company Fund, Inc.	37

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2015:
Shares sold	41,623	$737,200
Shares issued in reinvestment of dividends and distributions	165,609	2,745,803
Shares reacquired	(97,573)	(1,708,205)

Net increase (decrease) in shares outstanding before conversion	109,659	1,774,798
Shares reacquired upon conversion into other share class(es)	(100,484)	(1,776,948)

Net increase (decrease) in shares outstanding	9,175	$(2,150)

Year ended September 30, 2014:
Shares sold	96,160	$1,914,372
Shares issued in reinvestment of dividends and distributions	100,479	1,901,056
Shares reacquired	(110,477)	(2,215,663)

Net increase (decrease) in shares outstanding before conversion	86,162	1,599,765
Shares reacquired upon conversion into other share class(es)	(242,211)	(4,932,524)

Net increase (decrease) in shares outstanding	(156,049)	$(3,332,759)

Class C
Year ended September 30, 2015:
Shares sold	1,812,980	$32,320,991
Shares issued in reinvestment of dividends and distributions	1,287,629	21,580,662
Shares reacquired	(940,557)	(16,758,456)

Net increase (decrease) in shares outstanding before conversion	2,160,052	37,143,197
Shares issued upon conversion from other share class(es)	2,521	45,403
Shares reacquired upon conversion into other share class(es)	(222,855)	(3,995,821)

Net increase (decrease) in shares outstanding	1,939,718	$33,192,779

Year ended September 30, 2014:
Shares sold	901,252	$18,161,656
Shares issued in reinvestment of dividends and distributions	613,012	11,708,522
Shares reacquired	(985,911)	(19,877,798)

Net increase (decrease) in shares outstanding before conversion	528,353	9,992,380
Shares reacquired upon conversion into other share class(es)	(117,642)	(2,404,329)

Net increase (decrease) in shares outstanding	410,711	$7,588,051

38

Class Q	Shares	Amount
Year ended September 30, 2015:
Shares sold	10,080,033	$278,443,976
Shares issued in reinvestment of dividends and distributions	2,548,426	66,539,389
Shares reacquired	(5,324,266)	(146,886,541)

Net increase (decrease) in shares outstanding	7,304,193	$198,096,824

Year ended September 30, 2014:
Shares sold	7,238,079	$213,794,894
Shares issued in reinvestment of dividends and distributions	1,306,844	35,912,081
Shares reacquired	(4,520,075)	(132,158,587)

Net increase (decrease) in shares outstanding before conversion	4,024,848	117,548,388
Shares issued upon conversion from other share class(es)	586,414	17,376,771
Shares reacquired upon conversion into other share class(es)	(56,093)	(1,660,345)

Net increase (decrease) in shares outstanding	4,555,169	$133,264,814

Class R
Year ended September 30, 2015
Shares sold	1,184,769	$30,225,084
Shares issued in merger	4,583,025	118,654,509
Shares issued in reinvestment of dividends and distributions	256,492	6,304,577
Shares reacquired	(1,154,453)	(29,910,313)

Net increase (decrease) in shares outstanding	4,869,833	$125,273,857

Year ended September 30, 2014:
Shares sold	384,598	$10,621,647
Shares issued in reinvestment of dividends and distributions	188,728	4,929,580
Shares reacquired	(1,001,271)	(27,833,799)

Net increase (decrease) in shares outstanding	(427,945)	$(12,282,572)

Class X
Period ended April 11, 2014*:
Shares issued in reinvestment of dividends and distributions	406	$7,737
Shares reacquired	(486)	(10,168)

Net increase (decrease) in shares outstanding before conversion	(80)	(2,431)
Shares reacquired upon conversion into other share class(es)	(5,575)	(112,950)

Net increase (decrease) in shares outstanding	(5,655)	$(115,381)

Prudential Jennison Small Company Fund, Inc.	39

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2015:
Shares sold	19,166,448	$542,537,858
Shares issued in merger	1,508,998	42,176,419
Shares issued in reinvestment of dividends and distributions	8,140,987	215,573,348
Shares reacquired	(17,925,440)	(500,531,179)

Net increase (decrease) in shares outstanding before conversion	10,890,993	299,756,446
Shares issued upon conversion from other share class(es)	1,521,476	44,334,474
Shares reacquired upon conversion into other share class(es)	(18,117)	(505,184)

Net increase (decrease) in shares outstanding	12,394,352	$343,585,736

Year ended September 30, 2014:
Shares sold	13,547,867	$397,872,197
Shares issued in reinvestment of dividends and distributions	4,461,772	124,171,126
Shares reacquired	(22,337,520)	(658,326,146)

Net increase (decrease) in shares outstanding before conversion	(4,327,881)	(136,282,823)
Shares issued upon conversion from other shares class(es)	947,110	28,279,931
Shares reacquired upon conversion into other share class(es)	(174,438)	(5,155,906)

Net increase (decrease) in shares outstanding	(3,555,209)	$(113,158,798)

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% on the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 8, 2015 and will continue to provide a commitment of $900 million through October 6, 2016. Effective October 8, 2015, the Funds pay an annualized commitment fee of .11% on the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended September 30, 2015.

40

Note 8. Reorganization

On May 15, 2015, shareholders of the Target Small Capitalization Growth Portfolio (“the merged portfolio”) approved the reorganization of the merged portfolio into the Prudential Jennison Small Company Fund, Inc. (“the Fund”). As a result of the reorganization, the assets and liabilities of the merged portfolio were exchanged for shares of the Fund and the shareholders of the merged portfolio are now shareholders of the Fund. The reorganization took place on June 5, 2015. On such date, the merged portfolio had total investments cost and value of $114,620,555 and $161,018,960, respectively, representing the principle assets acquired by the acquiring fund.

The purpose of the transaction was to combine two Funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 5, 2015:

Merged Portfolio		Acquiring Fund
Target Small Capitalization Growth Portfolio		Prudential Jennison Small Company Fund, Inc.
Class	Shares	Class	Shares	Value
R	6,721,112	R	4,583,025	$118,654,509
T	2,287,603	Z	1,508,998	42,176,419

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Portfolio			Acquiring Fund
Target Small Capitalization Growth Portfolio			Prudential Jennison Small Company Fund, Inc.
Class	Net Assets	Unrealized Appreciation	Class	Net Assets
R	$118,654,509	$25,360,050	R	$53,243,130
T	42,176,419	21,038,355	Z	1,778,075,378

Prudential Jennison Small Company Fund, Inc.	41

Notes to Financial Statements

continued

Assuming the acquisition had been completed on October 1, 2014, the Fund’s results of operations for the year ended September 30, 2015 were as follows:

Net investment income	$14,752,733	(a)
Net realized and unrealized loss on investments	(36,961,028	)(b)

	$(22,208,295)

(a)	$15,606,489, as reported in the Statement of Operations, plus $(853,756) Net Investment Loss from the merged portfolio pre-merger.
(b)	$(65,766,286), as reported in the Statement of Operations, plus $28,805,258 Net Realized and Unrealized Gain (Loss) on Investments from the merged portfolio pre-merger.

Because both the merged portfolio and the Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the merged portfolio that have been included in the Fund’s Statement of Operations since June 5, 2015.

Note 9. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

42

Financial Highlights

Class A Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$28.09	$27.95	$21.81	$17.39	$17.59
Income (loss) from investment operations:
Net investment income	.07	.07	.12	.06	.01
Net realized and unrealized gain (loss) on investment transactions	(.19)	2.72	6.12	4.36	(.21)
Total from investment operations	(.12)	2.79	6.24	4.42	(.20)
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.09)	(.10)	-	-
Distributions from net realized gains	(4.15)	(2.56)	-	-	-
Total dividends and distributions	(4.21)	(2.65)	(.10)	-	-
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$23.76	$28.09	$27.95	$21.81	$17.39
Total Return(b):	(1.16)%	10.55%	28.76%	25.42%	(1.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$830,116	$971,441	$1,109,515	$989,346	$865,917
Average net assets (000)	$944,315	$1,059,916	$1,034,609	$1,014,383	$1,026,555
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.13%	1.14%	1.15%	1.17%	1.16%
Expenses before waivers and/or expense reimbursement	1.13%	1.14%	1.15%	1.17%	1.16%
Net investment income	.27%	.25%	.48%	.29%	.04%
Portfolio turnover rate	52%	41%	50%	47%	44%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended September 30, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	43

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.95	$20.60	$16.13	$12.98	$13.22
Income (loss) from investment operations:
Net investment loss	(.08)	(.09)	(.03)	(.07)	(.10)
Net realized and unrealized gain (loss) on investment transactions	(.07)	2.00	4.52	3.22	(.14)
Total from investment operations	(.15)	1.91	4.49	3.15	(.24)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.02)	-	-
Distributions from net realized gains	(4.15)	(2.56)	-	-	-
Total dividends and distributions	(4.15)	(2.56)	(.02)	-	-
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$15.65	$19.95	$20.60	$16.13	$12.98
Total Return(b):	(1.90)%	9.97%	27.88%	24.27%	(1.82)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,566	$14,556	$18,250	$18,965	$19,786
Average net assets (000)	$14,015	$17,001	$18,899	$20,997	$26,270
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.83%	1.84%	1.85%	1.87%	1.86%
Expenses before waivers and/or expense reimbursement	1.83%	1.84%	1.85%	1.87%	1.86%
Net investment loss	(.43)%	(.44)%	(.19)%	(.42)%	(.66)%
Portfolio turnover rate	52%	41%	50%	47%	44%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended September 30, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

44

Class C Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$20.12	$20.79	$16.29	$13.08	$13.32
Income (loss) from investment operations:
Net investment loss	(.08)	(.09)	(.04)	(.06)	(.10)
Net realized and unrealized gain (loss) on investment transactions	(.07)	1.98	4.56	3.27	(.14)
Total from investment operations	(.15)	1.89	4.52	3.21	(.24)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(.02)	-	-
Distributions from net realized gains	(4.15)	(2.56)	-	-	-
Total dividends and distributions	(4.15)	(2.56)	(.02)	-	-
Capital Contributions(e):	-	-	-	-	- (d)
Net asset value, end of year	$15.82	$20.12	$20.79	$16.29	$13.08
Total Return(b):	(1.88)%	9.77%	27.79%	24.54%	(1.80)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$128,022	$123,856	$119,436	$92,886	$84,750
Average net assets (000)	$135,406	$124,252	$105,977	$94,960	$103,484
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.83%	1.84%	1.85%	1.87%	1.86%
Expenses before waivers and/or expense reimbursement	1.83%	1.84%	1.85%	1.87%	1.86%
Net investment loss	(.43)%	(.45)%	(.24)%	(.41)%	(.66)%
Portfolio turnover rate	52%	41%	50%	47%	44%

(a)	Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended September 30, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	45

Financial Highlights

continued

Class Q Shares
	Year Ended September 30,				November 29, 2010(a) through September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$29.22	$28.95	$22.60	$17.97	$20.00
Income (loss) from investment operations:
Net investment income	.20	.20	.24	.17	.09
Net realized and unrealized gain (loss) on investment transactions	(.21)	2.83	6.31	4.54	(2.13)
Total from investment operations	(.01)	3.03	6.55	4.71	(2.04)
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.20)	(.20)	(.08)	-
Distributions from net realized gains	(4.15)	(2.56)	-	-	-
Total dividends and distributions	(4.34)	(2.76)	(.20)	(.08)	-
Capital Contributions(e):	-	-	-	-	.01
Net asset value, end of period	$24.87	$29.22	$28.95	$22.60	$17.97
Total Return(c):	(.73)%	11.10%	29.27%	26.29%	(10.15)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$546,771	$429,165	$293,225	$240,377	$108,416
Average net assets (000)	$531,193	$427,179	$259,446	$189,399	$50,032
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.69%	.69%	.70%	.70%	.72%	(f)
Expenses before waivers and/or expense reimbursement	.69%	.69%	.70%	.70%	.72%	(f)
Net investment income	.71%	.70%	.94%	.78%	.47%	(f)
Portfolio turnover rate	52%	41%	50%	47%	44%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal period ended September 30, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

46

Class R Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$27.63	$27.53	$21.50	$17.17	$17.40
Income (loss) from investment operations:
Net investment income (loss)	.04	.02	.07	.02	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.20)	2.68	6.02	4.31	(.21)
Total from investment operations	(.16)	2.70	6.09	4.33	(.24)
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.04)	(.06)	-	-
Distributions from net realized gains	(4.15)	(2.56)	-	-	-
Total dividends and distributions	(4.16)	(2.60)	(.06)	-	-
Capital Contributions(d):	-	-	-	-	.01
Net asset value, end of year	$23.31	$27.63	$27.53	$21.50	$17.17
Total Return(b):	(1.35)%	10.36%	28.42%	25.22%	(1.32)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$153,606	$47,538	$59,157	$50,449	$42,192
Average net assets (000)	$86,446	$56,323	$54,213	$48,728	$47,374
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.33%	1.34%	1.35%	1.37%	1.36%
Expenses before waivers and/or expense reimbursement	1.58%	1.59%	1.60%	1.62%	1.61%
Net investment income (loss)	.14%	.06%	.28%	.10%	(.17)%
Portfolio turnover rate	52%	41%	50%	47%	44%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended September 30, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	47

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended September 30,
	2014(h)		2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$20.69		$16.20	$13.09	$13.34	$11.57		$14.02
Income (loss) from investment operations:
Net investment loss	(.04)		(.01)	(.07)	(.10)	(.08)		(.03)
Net realized and unrealized gain (loss) on investment transactions	1.49		4.52	3.18	(.15)	1.85		(1.44)
Total from investment operations	1.45		4.51	3.11	(.25)	1.77		(1.47)
Less Dividends and Distributions:
Dividends from net investment income	-		(.02)	-	-	-		-
Distributions from net realized gains	(2.56)		-	-	-	-		(.98)
Total dividends and distributions	(2.56)		(.02)	-	-	-		(.98)
Capital Contributions(e):			-	-	- (d)	-	(d)	-
Net asset value, end of period	$19.58		$20.69	$16.20	$13.09	$13.34		$11.57
Total Return(b):	7.38%		27.88%	23.76%	(1.87)%	15.30%		(7.18)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3		$117	$364	$710	$1,314		$2,176
Average net assets (000)	$59		$242	$565	$1,127	$1,629		$2,191
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.86%	(f)	1.85%	1.87%	1.86%	1.89%		1.93%
Expenses before waivers and/or expense reimbursement	1.86%	(f)	1.85%	1.87%	1.86%	1.89%		1.93%
Net investment loss	(.35)%	(f)	(.03)%	(.43)%	(.65)%	(.65)%		(.28)%
Portfolio turnover rate	41%	(g)(i)	50%	47%	44%	49%		55%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended September 30, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

(h) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(i) Calculated as of September 30, 2014.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended September 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$29.56	$29.27	$22.85	$18.22	$18.38
Income (loss) from investment operations:
Net investment income	.16	.16	.20	.13	.07
Net realized and unrealized gain (loss) on investment transactions	(.23)	2.85	6.38	4.55	(.22)
Total from investment operations	(.07)	3.01	6.58	4.68	(.15)
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.16)	(.16)	(.05)	(.02)
Distributions from net realized gains	(4.15)	(2.56)	-	-	-
Total dividends and distributions	(4.30)	(2.72)	(.16)	(.05)	(.02)
Capital Contributions(d):			-	-	.01
Net asset value, end of year	$25.19	$29.56	$29.27	$22.85	$18.22
Total Return(b):	(.95)%	10.89%	29.04%	25.73%	(.77)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,602,437	$1,514,147	$1,603,451	$1,359,627	$1,151,191
Average net assets (000)	$1,715,343	$1,545,618	$1,428,455	$1,332,921	$1,252,954
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.83%	.84%	.85%	.87%	.86%
Expenses before waivers and/or expense reimbursement	.83%	.84%	.85%	.87%	.86%
Net investment income	.57%	.55%	.77%	.60%	.33%
Portfolio turnover rate	52%	41%	50%	47%	44%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended September 30, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	49

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2015

50

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended September 30, 2015, the Fund reported the maximum amount allowed per share, but not less than $4.08 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Small Company Fund, Inc.	83.03%	83.03%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2015.

Prudential Jennison Small Company Fund, Inc.	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Small Company Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (42) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1995; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Small Company Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Jennison Small Company Fund, Inc.

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Small Company Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	3rd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, five- and ten-year periods, though it underperformed over the three-year period.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Small Company Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Small Company Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PGOAX	CHNDX	PSCCX	PJSQX	JSCRX	PSCZX
CUSIP	74441N101	74441N200	74441N309	74441N887	74441N507	74441N408

MF109E    0285051-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2015 and September 30, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,440 and $22,440, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(c) Tax Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(d) All Other Fees

For the fiscal years ended September 30, 2015 and September 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2015 and September 30, 2014: none.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2015 and September 30, 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 19, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 19, 2015